Developing Transformative Therapies to Treat the Whole Eye NASDAQ: OCGN Corporate Deck

Forward Looking Statement This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our business strategy, future results of operations and financial position, prospective products, product approvals, research and development costs, timing and likelihood of success, estimated market size or growth, and plans and objectives of management for future operations, are forward-looking statements. When used in this presentation, the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks set forth in the Company’s filings with the Securities and Exchange Commission, which are available at www.sec.gov, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on our management’s beliefs and assumptions and on information available to management as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward- looking statements, even if new information becomes available in the future. This presentation includes estimates by us of statistical data relating to market size and growth and other estimated data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation also includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe these industry publications and third-party research, surveys and studies are reliable, we have not independently verified such data. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. ©2020 Ocugen. All Rights Reserved. 2

Company Highlights

OCGN (NASDAQ)

Strong Global IP

Diversified Portfolio

THREE WAVES OF TECHNOLOGICAL INNOVATION



SMALL MOLECULE PHASE 3 RARE DISEASE ASSET
OCU300 for ocular Graft Versus Host Disease (oGVHD)



MODIFIER GENE THERAPY PLATFORM
OCU400 for Inherited Retinal Diseases
OCU410 for Dry AMD



NOVEL BIOLOGIC THERAPIES FOR RETINAL DISEASES
OCU200 for DME, Diabetic Retinopathy, Wet AMD

Strategic Gene Therapy Manufacturing Partnership



CanSinoBIO

ocugen
©2020 Ocugen. All Rights Reserved.
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Experienced Leadership Team • Diverse experience in large pharma, signature biotech, and small companies • Development, Manufacturing and Commercialization expertise provides know-how to take pipeline from preclinical to market Shankar Musunuri, PhD, MBA Sanjay Subramanian, MBA Chairman, CEO and Co-Founder Chief Financial Officer Daniel Jorgensen, MD, MPH, MBA Kelly Beck, MBA Chief Medical Officer Vice President, Investor Relations & Administration Rasappa Arumugham, PhD Vijay Tammara, PhD Chief Scientific Officer Senior Vice President, Regulatory & Quality ©2020 Ocugen. All Rights Reserved. 4

Three Waves of Technological Innovation ©2020 Ocugen. All Rights Reserved. 5

OCU300: oGVHD Near-term Commercialization Opportunity Potential to be First FDA Approved Treatment 6

OCU300 for oGVHD:
Unmet Need for Patients with Rare Ocular Disease

Ocular Graft vs Host Disease (oGVHD)

- Autoimmune disease that occurs in allogeneic bone marrow transplant (BMT) patients
  - **Donor derived leukocytes attack recipient ocular tissue**
- Patients encounter dry, tearless eyes, vision issues, severe pain, discomfort, and potential ocular scarring
- May lead to significant vision loss and irreparable ocular surface damage

Ocugen is the **first and only company to receive orphan drug designation** from FDA for treatment of oGVHD

~60% of allogeneic bone marrow transplant patients will develop oGVHD

~63,000 patients in the US



~3-6 months from transplant is when patients will develop oGVHD

Top 30 BMT centers treat majority of patients with oGVHD

ocugen

©2020 Ocugen. All Rights Reserved.

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Source: Prevalence of Hematopoietic Cell Transplant Survivors in the United States, Majhail N et al Oct 2014
Source: https://bethematch.org/tcdirectory/search/advanced/#-/-/-/false/-/TotalTransplants-

Phase 3 Study With Topline Results Expected 2H2020 Indication: Treatment of ocular discomfort and ocular redness in patients with oGVHD 60 PATIENTS • 84-day, Randomized, Double-Masked, Placebo-Controlled Study • Key inclusion criteria: diagnosis of ‘definite’ oGVHD using the International Chronic Ocular GVHD Consensus Group revised diagnostic criteria (Ogawa, 2013) • Patients referred to specialty BMT centers; 10+ centers are active in this study OCU300OCU300 PLACEBO*PLACEBO (Brimonidine 0.18% OcuNanoE™) (Ophthalmic Buffered Saline) 2:1 randomization Co-primary endpoints include: (OCU300 n=40; Placebo n=20) • Symptom: Ocular discomfort based on Visual • Sign: Ocular redness based on Validated Analog Scale (VAS) Bulbar Redness (VBR) Score On a scale from 0-10, what was the intensity of your Ocular Discomfort, at its worst, over the past 24 hours? ©2020 Ocugen. All Rights Reserved. 8

Active Ingredient Proven Safe and Effective

Safety

Existing Molecule (Brimonidine)

- 505(b)(2) regulatory pathway allows use of safety data already available for brimonidine
- Brimonidine approved for chronic treatment in glaucoma

Efficacy

Early stage clinical studies led to Phase 3 design

OcuNanoE™ drug delivery system improves overall efficacy

OCU300 is preservative-free (no BAK)

- BAK (benzalkonium chloride) is damaging to the cornea

Generic substitution prohibited

- Generic brimonidine (0.2%) not approved for oGVHD
- Concentration/formulation different from OCU300
- Contains BAK preservative
- OCU300 completing controlled studies in oGVHD patients
- AB criteria not applicable

ocugen
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OcuNanoETM Drug Delivery System Improves Overall Efficacy Brimonidine Level in Lacrimal Gland Mouse DED Model (Preclinical) (Preclinical) ** 1000 4 100 3 2 M Tissue ean (SD) Concentration (ng/g) Concentration 10 1 0 3 6 9 12 0 Corneal Fluorescein Score Fluorescein Corneal Drug distribution to lacrimal gland T im e (h ) O CU300 Brimonidine TM from traditional eye drops is low O CU300 (0.18%) OcuNanoE Brimonidine solution (0.2% ) • OCU300 = Brimonidine (0.18%) OcuNanoE™ relative to other target tissues • Brimonidine = Commercial 0.2% solution • Figure shows median, interquartile range & min/max fluorescein score • **p<0.01 OcuNanoE™ increases brimonidine in lacrimal gland and improves overall efficacy of OCU300 ©2020 Ocugen. All Rights Reserved. 10

OCU300 has Compelling Value Proposition

Patients

- Spend **3 months** in hospital after receiving **bone marrow transplant**
- Most **exhibit symptoms** while still **under hematologist/ oncologist care**

~63,000 Patients

Physicians

- **Hematologists/Oncologists** are **first prescribers**, then referred to **specialized ophthalmologists**
- Hematologists looking for **approved therapy**; no knowledge of off-label options

Targeted BMT Centers

Market Access

- **No** approved therapy
- Seek to establish **ICD-10** diagnostic code
- Analysis supports **premium pricing**
- Opportunities to **partner** for **commercialization**

Premium Pricing

Market Potential

- Potential to be **first approved product** in US market
- First and only company to receive **Orphan Drug Designation** from FDA for oGVHD
- Advances in hematopoietic cell transplantation leading to **increasing number** of **transplant survivors**

Orphan Drug

ocugen
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Breakthrough Modifier Gene Therapy Platform Addressing Multiple Diseases with One Product 12

Potential to Treat Many Diseases with One Product

Gene Augmentation: Transfer functional version of a non-functional gene into the target cells.



Normal gene X
GENE X
Cell
GENE X
Cell
GENE X
GENE X
Cell
GENE X
GENE X
Cell with mutated/
nonfunctioning gene X



Traditional Gene Therapy
ONE Disease

- ✓ Traditional approach that targets one individual gene mutation at a time
- ✓ Regulatory pathway focused on specific product for one disease
- ✓ Longer time to recoup development costs

Modifier Gene Therapy: Introduce a functional gene to modify the expression of many genes, gene-networks and reset homeostasis.



Modifier
gene M
GENE M
We can address a number of diseases using the same Modifier Gene product.
Cell
GENE X
Cell
GENE M
GENE X
Cell
Cell with mutated/nonfunctioning gene(s) other than modifier gene
Cell with normal function



OCU400
NR2E3 Mutation-Associated Retinal Disease
CEP290 Mutation-Associated Retinal Disease
Rhodopsin Mutation-Associated Retinal Disease

- ✓ Novel approach that targets nuclear hormone genes (NHRs), which regulate multiple functions within the retina
- ✓ Smoother regulatory pathway due to ability to target multiple diseases with one product
- ✓ Ability to recoup development costs over multiple therapeutic indications ocugen

©2020 Ocugen. All Rights Reserved.

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OCU400 (*NR2E3*-AAV) Rescues Vision Loss in Multiple Inherited Retinal Diseases (IRDs)

Human Disease:

	PDE6β associated RP	PDE associated arRP	Rhodopsin associated adRP	Rhodopsin associated adRP	Leber Congenital Amaurosis
Mouse Models:	*rd1*$^{-/-}$	*rd10*$^{-/-}$	*Rho*$^{-/-}$	*Rho*^{P23H}	*Cep290 (rd16)*

Untreated

Treated*



*Treated fundus photos: subretinal single injection



Untreated
Treated with AAV8-Nr2e3
ONL Cell Layer Number
0
2
4
6
8
10
12
C57Bl/6J
rd1
rd10
Rho-/-
RhoP23H
rd16^

Control

Retinal Degeneration Mice Models

30 days post-injection
^rd16 is another name for *CEP290* model

One Product Rescues Multiple IRDs after onset

ocugen
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OCU400: Orphan Drug Designation NR2E3 Mutation-Associated Retinal Degeneration Early stage disease 1 mo Baseline (Control) 1 mo after treatment OCU400 Single Injection (Intravitreal) Advanced stage disease 3 mo Baseline (Control) 1 mo after treatment OCU400 Single Injection (Intravitreal) 3 mo Baseline (Control) 1 mo after treatment Our First Potentially Transformative OCU400 Gene Therapy Candidate Bringing Hope to Single Injection Patients with No Current Treatment Options (Subretinal) rd7 mouse model ©2020 Ocugen. All Rights Reserved. 15

Gene Therapy Manufacturing: Plagued by Backlog and Timing Delays Cell & gene therapy manufacturing demand continues to increase • 1,060 clinical trials globally; 80 cell and gene therapy trials in Phase 3 • Large pharma acquiring companies to support internal programs – eg: Roche acquired Spark; Pfizer acquired Bamboo; Celgene acquired Juno • Others being acquired by major CMOs to establish their presence in the gene therapy – eg: Thermo Fisher acquired Brammer Bio; Catalent acquired Paragon Gene therapy companies facing manufacturing bottleneck & costs • Long wait in the queue for CMO while large pharma can bypass (due to scope and financial power) • Traditional CMO model not appropriate for implementing specialized process optimization steps • High cost for the CMC development and clinical supplies; approximately: – $7M - $10M for Phase 1 – $8M - $10M for late stage – $10M - $15M for scale-up development for commercialization/BLA filing Critical to find a Strategic and Reliable Partner that also shares costs ©2020 Ocugen. All Rights Reserved. Source: Manufacturing Cures: Infrastructure Challenges Facing Cell And Gene Therapy Developers 16 In Vivo June 2019 invivo.pharmaintelligence.informa.com

OCU400 Gene Therapy Manufacturing: Strategic Partnership with CanSinoBIO

CanSinoBIO

- Biotech company publicly-listed on Hong Kong exchange (6185.HK) with market cap of ~$2 Billion USD
- State-of-the-art facilities with world class team
- Provides scalable GMP cell lines (such as HEK293 suspension culture adopted) for commercial manufacturing

CanSinoBIO to perform CMC development & manufacturing of clinical supplies

- CanSinoBIO responsible for all associated costs
- Option for commercial manufacturing agreement

CanSinoBIO has rights to develop, manufacture and commercialize OCU400 for Greater China market ocugen ⟷ CanSinoBIO

Partnership paves a path for Ocugen to advance OCU400 into the clinic with significantly reduced capital and resources ocugen ©2020 Ocugen. All Rights Reserved.
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OCU410 (*RORA*-AAV): Dry AMD

Dry Age-Related Macular Degeneration (AMD)

- Leads to irreversible blindness due to degeneration of the retina

~9-10M patients in the US



Normal Retina



Dry AMD

Contributing Factors

- Aging
- Genetics
- Environmental Factors



Inflammation
Oxidative Stress
RORA
Lipid Peroxidation

Currently no approved treatment for Dry AMD

ocugen

©2020 Ocugen. All Rights Reserved.

Source: https://www.brightfocus.org/macular/article/age-related-macular-facts-figures

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OCU200: Diabetic Macular Edema (DME) Diabetic Retinopathy (DR) Wet AMD Novel Biologic Offering Benefits Beyond Anti-VEGF 19

OCU200: Tumstatin-Transferrin Fusion Protein

• Inhibits new blood vessel formation • Anti-inflammatory • Anti-oxidative

DME/DR
Oxygen-Induced Retinopathy (OIR) Mouse Model



Untreated
Vehicle
OCU200
Eylea
Neovascular area (normalized)
NV (% of control retina NV)
150
100
50
0
-50
Vehicle
2.5 µg
5 µg
10 µg
Eylea (40 µg)
OCU200

Effect of OCU200 intravitreal treatments on Neovascularization (NV). Data are presented as mean± SD. Filled circles represent data points from individual eyes
* P < 0.05, ** P < 0.01 (n = 9-10 eyes per group)

Wet AMD
In-Vivo Laser-Induced Rat CNV Model



CNV lesion area (pixels)
250000
200000
150000
100000
50000
0
PBS
Tumstatin
OCU200
Avastin

* indicates p<0.05 when compared to PBS and/or tumstatin treatment
† indicates p<0.05 when compared to Avastin; CNV lesions measured on day 14 after treatment

Wet AMD
In-Vivo Laser-Induced Mouse CNV Model



Leaky CNV lesions (%)
80
60
40
Vehicle
Eylea
OCU200
OCU200 + Eylea

Data expressed as percentage of CNV lesions on Day 10 after treatment. Laser induction & treatment start on Day 0

OCU200 Demonstrated Superior Efficacy Compared to Existing Anti-VEGF Therapies

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Summary of Near-Term Milestones

OCU300 ocular GVHD *(Phase 3 small molecule)*	OCU400 (*NR2E3*-AAV) Retinal Degenerative Diseases *(gene therapy)*	OCU200 DME, DR, Wet AMD *(novel biologic)*
✓ Dec 2019: 50% Enrollment Achieved • 1H2020: Expected Completion of Enrollment • 2H2020: Topline Results Expected	✓ Feb 2019: Pre-IND Meeting ✓ Feb 2019: ODD for *NR2E3* Mutation-Associated Retinal Diseases ✓ Aug 2019: ODD for *CEP290* Mutation-Associated Retinal Diseases ✓ Sept 2019: CanSinoBIO Co-Development & Manufacturing Partnership • 2019-2020: Continue IND-Enabling Studies • 2021: Target Phase 1/2a Clinical Trial	• 2019-2020: Continue IND-Enabling Studies • 2021: Target Phase 1/2a Clinical Trial

Note: Check mark (✓) denotes completed milestone. All other milestones are anticipated future milestones.

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A Bold Vision to Treat the Whole Eye For more information, contact: Kelly Beck Vice President, Investor Relations & Administration kelly.beck@ocugen.com